UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________

Date of Report (Date of earliest event reported)   May 12, 2014

Pulse Electronics Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-05375	23-1292472
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12220 World Trade Drive San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

(858) 674-8100

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 12, 2014, Pulse Electronics Corporation, a Pennsylvania corporation (the “Company”), issued a press release regarding its results of operations for the first quarter of 2014 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

The information in this report on Form 8-K under Item 2.02, including the exhibit attached hereto related to Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The following is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release of Pulse Electronics Corporation, dated May 12, 2014, announcing first quarter 2014 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 12, 2014	PULSE ELECTRONICS CORPORATION

		By:	/s/ Michael C. Bond
			Name:	Michael C. Bond
			Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Pulse Electronics Corporation, dated May 12, 2014, announcing first quarter financial results.